UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 26, 2023

FAST Acquisition Corp. II

(Exact name of registrant as specified in its charter)

Delaware	001-40214	86-1258014
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

109 Old Branchville Road

Ridgefield, CT 06877

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (201) 956-1969

Not Applicable

(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock and one-quarter of one redeemable warrant	FZT.U	The New York Stock Exchange
Class A common stock, par value $0.0001 per share	FZT	The New York Stock Exchange
Redeemable warrants, each warrant exercisable for one share of Class A common stock, each at an exercise price of $11.50 per share	FZT WS	The New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On September 26, 2023, FAST Acquisition Corp. II, a Delaware corporation (the “Company”), held a special meeting of stockholders (the “Special Meeting”) in virtual format. At the Special Meeting, a total of 10,363,268 (or 81.64%) of the Company’s issued and outstanding shares of Class A common stock and Class B common stock held of record as of August 21, 2023, the record date for the Special Meeting, were present or represented by proxy, which constituted a quorum. The Company’s stockholders voted on the following proposals at the Special Meeting, each of which was approved. The final vote tabulation for each proposal is set forth below.

1.	The Business Combination Proposal – Proposal to approve the Amended and Restated Agreement and Plan of Merger, dated as of January 31, 2023, as amended by the First Amendment, dated as of June 25, 2023, the Second Amendment, dated as of July 7, 2023, and the Third Amendment, dated as of September 1, 2023 (as it may be further amended, supplemented or otherwise modified from time to time in accordance with its terms, the “Merger Agreement”), by and among the Company, Falcon’s Beyond Global, LLC, a Florida limited liability company (“FBG”), Falcon’s Beyond Global, Inc., a Delaware corporation and a wholly owned subsidiary of FBG (“Pubco”), and Palm Merger Sub, LLC, a Delaware limited liability company and a wholly owned subsidiary of Pubco (“Merger Sub”), and the transactions contemplated by the Merger Agreement, pursuant to which (a) the Company will merge with and into Pubco (the “SPAC Merger”), with Pubco surviving as the sole owner of Merger Sub, followed by a contribution by Pubco of all of its cash (except for cash required to pay certain transaction expenses) to Merger Sub to effectuate the “UP-C” structure; and (b) on the date immediately following the SPAC Merger, Merger Sub will merge with and into FBG (the “Acquisition Merger,” and collectively with the SPAC Merger, the “Business Combination”), with FBG as the surviving entity of such merger:

For	Against	Abstained
9,733,996	629,272	0

2.	The Pubco Organizational Documents Advisory Proposals – The following proposals to approve the material differences between the Company’s certificate of incorporation and bylaws and the certificate of incorporation and bylaws of Pubco to be adopted by Pubco in connection with the SPAC Merger, each of which was voted on separately on a non-binding advisory basis:

A.	Authorized Capital Stock – Proposal to approve authorized capital stock of Pubco of 500,000,000 shares of Pubco’s Class A common stock, par value $0.0001 per share (“Pubco Class A Common Stock”), 150,000,000 shares of Pubco’s Class B common stock, par value $0.0001 per share (“Pubco Class B Common Stock”), and 30,000,000 shares of preferred stock:

For	Against	Abstained
8,896,994	1,466,274	0

B.	Removal of Directors – Proposal to approve a provision that any or all of the directors of Pubco may be removed from office at any time, but only for cause and only by the affirmative vote of holders of 66 2/3% of the voting power of all then-outstanding shares of capital stock of Pubco entitled to vote generally in the election of directors, voting together as a single class:

For	Against	Abstained
8,896,995	1,466,273	0

C.	DGCL 203 Opt Out and Replacement – Proposal to approve a provision that Pubco will not be governed by Section 203 of the Delaware General Corporation Law, and instead, include a provision that is substantially similar to Section 203, but excludes certain parties from the definition of “interested stockholder”:

For	Against	Abstained
8,896,994	1,466,274	0

D.	Stockholder Action by Written Consent – Proposal to approve a provision that any action required or permitted to be taken by the stockholders of Pubco must be effected by a duly called annual or special meeting of such stockholders and may not be effected by written consent of the stockholders, provided that for so long as holders of Pubco Class B Common Stock own a majority of the total voting power of stock entitled to vote generally in the election of directors, any action required or permitted to be taken by stockholders may be taken by written consent in lieu of a meeting:

For	Against	Abstained
8,886,995	1,466,273	10,000

E.	Special Meetings of Stockholders – Proposal to approve a provision that special meetings of Pubco stockholders may be called only by or at the direction of Pubco’s board of directors (the “Pubco Board”), the chairperson of the Pubco Board or the Chief Executive Officer of Pubco and may not be called by any stockholder, provided that for so long as the holders of Pubco Class B Common Stock own a majority of the total voting power of stock entitled to vote generally in the election of directors, special meetings may be called by or at the request of stockholders collectively holding a majority of the total voting power of stock entitled to vote generally in the election of directors:

For	Against	Abstained
8,886,994	1,466,274	10,000

F.	Amendment of the Charter – Proposal to approve a provision that amendment of the certificate of incorporation of Pubco following the closing of the Business Combination generally requires the approval of the Pubco Board and a majority of the combined voting power of the then-outstanding shares of voting stock, voting together as a single class, with the exception of certain provisions that would require the affirmative vote of at least 66 2/3% of the total voting power of the then-outstanding shares of stock of Pubco entitled to vote thereon, voting as a single class;

For	Against	Abstained
9,733,996	629,272	0

G.	Amendment of the Bylaws – Proposal to approve a provision expressly authorizing the Pubco Board to make, alter, amend or repeal the bylaws of Pubco (the “Pubco Bylaws”) by an affirmative vote of a majority of the Pubco Board. The Pubco Bylaws may also be adopted, amended, altered or repealed by the Pubco stockholders representing at least 66 2/3% of the voting power of all of the then-outstanding shares of capital stock of Pubco entitled to vote generally in the election of directors:

For	Against	Abstained
9,733,995	629,273	0

H.	Provisions Related to Status as Blank Check Company – Proposal to approve the exclusion of certain provisions applicable only to blank check companies:

For	Against	Abstained
9,732,996	629,272	1,000

As there were sufficient votes to approve the Business Combination Proposal, the “Adjournment Proposal” described in the Company’s definitive proxy statement filed with the U.S. Securities and Exchange Commission on September 15, 2023 was not required and the Company did not call the vote on that proposal.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FAST ACQUISITION CORP. II

By:	/s/ Garrett Schreiber
	Name:	Garrett Schreiber
	Title:	Chief Financial Officer

Dated: September 26, 2023

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